SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) :           December 11, 2000


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


         1-14161                                            11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                        11801
     One MetroTech Center, Brooklyn, New York                            11201
        (Address of Principal Executive Offices)                      (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             --------- ----------- --- ----- --------- ----------- --- --------

           (c)   Exhibits

                 (1)       Press Release of the Company dated December 11, 2000.



Item 9.              Regulation FD Disclosure

           On December 11, KeySpan Corporation ("the Company") issued a press release disclosing its expectations for future Company earnings.

           The Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

           In addition, on December 11, 2000 and December 14, 2000, the Company will hold analyst meetings and discuss, among other things, its expectations for future earnings. The slides that will be used at these meetings can be viewed in the Investor Relations section of the Company's web site: www.keyspanenergy.com.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                KEYSPAN CORPORATION

Dated: December 11, 2000                        By: /s/ Gerald Luterman
                                                    -------------------
                                                Name:  Gerald Luterman
                                                Title: Senior Vice President and
                                                       Chief Financial Officer



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.          Exhibit                                          Page
-----------          -------                                          ----

  99.1               Press Release dated December 11, 2000              5